SVB Financial Group Q4 and Full Year 2019 Financial Highlights Exceptional growth and strong profitability to cap a record year January 23, 2020 To our Stakeholders: We are pleased to report an excellent fourth quarter with Earnings per Share of $5.06, Net Income of $263 million and Return on Equity of 17 percent. Our performance reflects the positive trends that have driven our results all year: effective execution of our strategy, robust client acquisition and continued strength in our operating environment. The quarter was marked by outstanding growth, healthy market-related gains and stable credit, as well as a positive outlook for 2020. For the full year 2019 we achieved record revenues and balance sheet growth and delivered outstanding performance across the board. Q4’19 themes: strong performance and markets, effective execution and positive outlook The following themes summarize our view of the most recent quarter and the current market environment: 1. Continued robust global market activity, strong client acquisition and client liquidity continue to fuel balance sheet growth. 2. We have returned to NII growth as our balance sheet growth offset the impact of lower interest rates. 3. Effective client engagement and product penetration are driving core fee income growth. 4. Gains on warrants and investment securities remain healthy. 5. Strong performance and continued investments in our growth and scalability drove higher costs. 6. Credit remains stable, as do underlying trends, due to the long-term improvement in our risk profile driven by growth in our loans to Private Equity, Venture Capital, and Private Bank clients. 7. Our 2020 growth outlook is positive; we expect to deliver solid performance while continuing to invest in our business. The power of SVB’s platform continues to drive robust client acquisition globally The unparalleled access, connections and insights we can provide to clients because of our unique place at the center of the global innovation ecosystem continue to differentiate us and enable us to attract new clients at a healthy pace. In the fourth quarter, we attracted more than 1,100 new clients, another strong quarterly pace that has contributed to net client growth at a nearly 16 percent compounded annual growth rate since 2015. Our reputation as the best partner for entrepreneurs has enabled us to maintain 50 percent market share of all US VC- backed technology and life science companies for many years. In 2019, 69 percent of VC-backed innovation companies that went public were our clients. Our long-term commitment to innovators and investors enables us to understand their businesses, give advice and help solve their problems to improve the probability of their success. The networks and deep relationships we’ve cultivated globally over decades allow us to make meaningful connections for our clients and provide value well beyond the capabilities of a typical bank. And we believe our continued investments in people, digital client experience, geographic expansion and diversification of our business will enable us to remain differentiated over the long term. Healthy markets provide a positive operating environment The healthy venture capital and private equity markets continue to provide support for our clients and our growth. US venture capital investment in 2019 remained robust, coming in just under 2018’s record levels at $137 billion, driven by the continued trend toward fewer and larger investments. Demand for venture capital investment was also healthy, although below 2018 levels, with $46 billion raised in 2019 by fund managers. Even with slower VC- 1 Q4 2019 Earnings Highlights backed IPOs in the fourth quarter, VC-backed exit values in 2019 reached a staggering $256 billion, 78 percent of which came from IPOs. The post-IPO struggles of some notable companies will likely lead to additional focus on profitability by some investors, but the tremendous amount of dry powder and new liquidity available for investment, and the long investment horizons that characterize venture capital suggest to us that healthy deal activity is likely to continue in 2020. As expected, US private equity investment in 2019, at $678 billion, was extremely healthy, although it didn’t quite meet 2018’s dramatic levels. PE fundraising dollars far exceeded 2018 with $301 billion raised, reflecting a trend of larger fund sizes and fewer funds. Demand for deals from traditional LPs as well as newer entrants such as sovereign wealth funds remains healthy. This backdrop of continued fundraising, investment and exits continues to provide a healthy environment for our clients and for us, as we execute on our strategy of enhancing client experience, improving employee enablement, enhancing risk management, and driving scalable, long-term growth. Strong liquidity franchise continues to generate low-cost deposits and drive growth Our trend of outstanding client funds growth continued in the fourth quarter with quarter over quarter growth of $6.8 billion (or 4.5 percent) in average total client funds. This increase reflected strong growth in both on-balance sheet deposits (+$3.0 billion) and off-balance sheet client investment funds (+$3.8 billion). While $2.5 billion of new interest-bearing deposits accounted for the majority of on-balance sheet deposit growth, quarterly deposit costs decreased by seven basis points from the prior quarter, reflecting the lower rate environment. Eighty-eight percent of the annual growth in client funds came from our Technology and Life Science & Healthcare clients. We believe we are well positioned to drive continued balance sheet growth due to our deep client relationships, which start very early in our clients’ lives; our proven ability to drive funding onto our balance sheet; and our effectiveness at optimizing our product mix to meet client needs. Continued strong loan growth from highest-quality loan categories driving improving risk profile Average loans continued to grow at a solid pace in the fourth quarter, increasing by $2.2 billion or 7.3 percent to $32.0 billion, over Q3’19. We also saw strong growth of $2.1 billion or 6.8% in period-end balances in the quarter. We saw increases across all loan categories, with the greatest growth in private equity capital call lines of credit and private bank lending. Loan yields declined by 32 basis points during the quarter, driven primarily by lower interest rates and margin compression tied to the market environment, although this impact was somewhat offset by higher prepayment fees than in Q3. Healthy growth in fixed-income securities portfolio; yields holding steady Client funds growth contributed to a 6.1 percent increase in average fixed income securities in the fourth quarter. New purchases of $2.1 billion were deployed primarily in U.S. Treasury and Agency mortgage-backed securities at average yields of 2.08 percent (versus 2.43 percent in the third quarter), although aggregate portfolio yields held relatively steady with the past three quarters at 2.58 percent. The yield on bond maturities during the quarter was 2.24 percent (versus 2.43 percent in the prior quarter). We expect investment portfolio yields in 2020 to remain relatively stable. Outstanding balance sheet growth offset the impact of rate declines on NII Our ability to drive strong balance sheet growth along with lower deposit costs contributed to a $13 million (or 2.5 percent) increase in net interest income in the fourth quarter, despite the impact of decreases in the Fed Funds rate in September and October and a smaller impact from lower LIBOR rates on our interest earning assets. 2 Q4 2019 Earnings Highlights

We are managing net interest income sensitivity to our ~10% target We are succeeding in our efforts to manage the impact of rate decreases on our net interest income sensitivity to no more than 10% in a 100-basis point shock scenario. As of 12/31/19 our sensitivity to a 100-basis point reduction to Fed Funds was 8.5% of net interest income. Our primary strategies underlying this effort are interest rate swaps, continued extension of duration in our fixed-income securities portfolio, managing cash balances and adapting our deposit pricing to market rates. We will continue to actively manage asset sensitivity to the 10% target. Based on our expectations for the impact of our balance sheet strategies in 2020, we are forecasting a $30 to $40 million annualized, pre-tax reduction in NII for each 25 basis point Fed Funds decrease, which equates to approximately 2 percent of our expected net interest income. This estimate assumes deposit beta on lower rates of between 50 and 70 percent, and continued deposit growth, primarily in interest-bearing accounts. We have levers to drive profitable growth in a changing rate environment Our investments in growth and scalability, our ability to use products and pricing to shift liquidity on and off the balance sheet over time, and the capital accretion supported by our thriving client markets, give us significant flexibility to drive profitable growth even without help from interest rates. Strong execution, client engagement and product penetration drove strong fee income growth We continue to see strong growth in our core fee income lines as well as gains from warrants, investment securities and our investment banking business. Core fee income in the fourth quarter grew by $5.9 million, primarily due to strong execution and continued investment in our platform, which resulted in a strong quarter for our foreign exchange business, as well as improved penetration of our credit card products among early-stage clients. These increases were partially offset by a two-basis point decrease in spreads on client investment funds due to the impact of decreases in the Fed Funds rate. The continued growth in our core fee income lines provides a welcome offset to downward pressure on interest income from rates and competition. We had another good quarter for market-driven income streams – specifically, gains from warrants and investment securities (net of NCI) – which contributed $47 million in revenues in the fourth quarter and $224 million for the full year 2019, reflecting the healthy funding and exit environments for our clients. Absent a significant economic downturn, we expect our client markets to remain healthy in 2020, although gains related to market funding and exit activity will remain unpredictable and we believe they are unlikely to match 2019 levels. SVB Leerink’s revenues exceeded our expectations for 2019 and we are excited about our progress together. Income from SVB Leerink was strong in the fourth quarter. The market for SVB Leerink continues to grow and they are maintaining consistent market share. We continue to have positive expectations for SVB Leerink in 2020, assuming the markets remain healthy. Revenue-driven incentives, continued investments in growth, and non-routine items drove higher costs Higher expenses in the fourth quarter were primarily driven by higher incentive compensation costs, primarily related to strong SVB Leerink revenues as well as SVB’s overall performance, higher project spend to support our digital banking and scalability efforts, and non-routine costs related to compensation and software impairment. Our 2020 outlook for expense growth in the high single digits reflects our expectation of continued investment in our people, an enhanced digital client experience, diversification of our business and international expansion. In addition, we continue to invest in technology and process enhancements that will allow us to drive more scalability in our business operations. 3 Q4 2019 Earnings Highlights

Credit remains stable with solid underlying trends Credit quality remained solid in the fourth quarter, as did underlying credit metrics. Our credit performance reflects continued growth in high-quality loan categories, such as Private Equity and Private Bank, as well as the gradual improvement of our risk profile, including the decrease over the years of early stage loans to only five percent of our loan portfolio. Due to the high quality and short duration of our loan portfolio, we estimate the impact of CECL adoption will be a 11-16 percent ($40-$60 million) increase to our reserves for ALLL and unfunded credit commitments over prior levels, resulting in a 6-10 basis point increase in our ALLL. Once CECL is adopted, assuming stable economic conditions, we expect ALLL levels in 2020 to be between 0.95 and 1.05 percent. If economic conditions were to change, we would expect increased volatility in reserves going forward. Strong capital provides flexibility Capital remains very strong. At year-end, the Bank’s CET 1 risk-based capital ratio was 11.18%, and the Tier 1 leverage ratio – the Bank’s binding constraint – was at 7.30%, within our long-term target range of 7-8 percent. Our strong capital position and ability to accrete capital provides a long runway to support our growth and the flexibility to invest in the franchise or to return capital to shareholders. We continue to evaluate our capital structure and, in December, we issued $350.0 million of 5.25% Series A Perpetual Preferred Stock at the holding company. Proceeds from the deal were used to redeem our $350.0 million 5.375% Senior Notes due 2020. The raise allows us to secure permanent capital at an attractive coupon, and we expect to pay a preferred stock dividend of 5.25% annualized starting in the first quarter based on the $350.0 million issued. In the fourth quarter, we did not purchase any shares under our $350 million share repurchase authorization, which expires in Q4 2020. We continue to look at share buybacks as a means to optimize our capital structure. Positive 2020 outlook; expecting solid growth with continued investments in the future In 2020, we expect continued solid performance and opportunities for growth. Our outlook is based on our expectations for healthy client liquidity and activity, although likely less robust than in 2019; and stable credit, barring a significant deterioration in the economy. We made three adjustments to the preliminary 2020 outlook we provided in October: - We raised our expectations for full year average deposit growth from the low double digits to the mid- teens, due to stronger-than-expected momentum in Q4 and entering 2020. - We lowered our full year net interest margin outlook by 10 basis points consistent with our commentary regarding the potential impact of additional short-term rate decreases in 2019. This adjustment reflects the impact of October’s Fed Funds decrease. - We lowered our full year core fee income growth outlook due to better-than-forecast Q4 core fee income, which raised the baseline for growth. Our 2020 outlook assumes no changes to interest rates. Our actual results will be impacted by a variety of factors, including the mix of interest-bearing to non-interest-bearing deposits, the mix of deposits to off-balance-sheet client funds and certain market-related factors. 4 Q4 2019 Earnings Highlights

Final thoughts We are pleased with our continued strong performance and optimistic about our prospects in 2020 and beyond. We are enjoying the flexibility provided by our strong capital and liquidity positions and are confident in our diversified, high-quality balance sheet. We have the highest-quality, most liquid balance sheet in our history, as well as a client base that has demonstrated resiliency through cycles. We are effectively managing our asset sensitivity and the strategies and products we’ve put in place are designed to give us the ability to respond effectively to future changes in the rate environment. Credit is excellent and, while the potential impact of an economic downturn on credit is on many people’s minds, in this respect we believe we are better positioned than we have ever been, with fully 79 percent of our assets in high-quality loans and investments. We believe the investments we’re making in people, enhancing the digital client experience, geographic expansion, and diversification of our business, as well as in people and systems, will provide the foundation for long-term profitable growth and operating leverage. And as these investments enhance our ability to compete globally, we believe our unique access, networks and insights will continue to differentiate us with clients. In the meantime, we remain focused on being the most valuable partner to innovators and their investors, and more deeply entrenching our position as the bank of the global innovation economy. Greg Becker President and CEO 5 Q4 2019 Earnings Highlights

Q4 and Full Year 2019 Financial Highlights January 23, 2020

Contents • Q4 and Full Year 2019 Overview • Q4 2019 Key Themes • 2020 Outlook This presentation should be reviewed with our Q4 2019 earnings release and CEO letter, as well as the company’s SEC filings Q4 2019 Financial Highlights 2

FY’19: A record year of growth and profitability 2019 FINANCIAL HIGHLIGHTS EPS: Net Income: ROE: $21.73 $1.1B 20% GROWTH FY’19 (vs. FY’18) +$23.5B +$4.3B +$205M +$126M +19% AVERAGE +17% AVERAGE +11% NET +24% CORE FEE CLIENT FUNDS LOANS INTEREST INCOME INCOME* OTHER 2019 HIGHLIGHTS $224M $252M Solid & stable Warrant and investment SVB Leerink revenues Credit quality gains net of NCI* and commissions (vs. $139M in 2018) (Solid first year performance) * Non-GAAP financial measure. See “use of non-GAAP Financial Measures” in our earnings release Q4 2019 Financial Highlights 3

Q4’19: Exceptional growth and strong profitability Q4’19 FINANCIAL HIGHLIGHTS EPS: Net Income: ROE: $5.06 $263M 17% Q4’19 PERFORMANCE (vs. Q3’19) +$6.8B +$2.2B +$13.2M +4.5% AVERAGE +7.3% AVERAGE +2.5% NET INTEREST CLIENT FUNDS LOANS INCOME Solid & stable $47M +$5.9M CREDIT QUALITY WARRANT AND INVESTMENT +3.6% CORE FEE GAINS NET OF NCI* INCOME* (YOY) * Non-GAAP financial measure. See “use of non-GAAP Financial Measures” in our earnings release Q4 2019 Financial Highlights 4

Q4’19 themes: strong performance and markets, effective execution and positive outlook 1. Balance sheet growth driven by robust global market activity, client acquisition and liquidity 2. Return to NII growth as growing balance sheet offsets impact of lower rates 3. Strong core fees due to effective client engagement and product penetration 4. Healthy market-driven gains on investments and warrants 5. Higher expenses from revenue-driven incentives, investments in growth, and non-routine items 6. Continued stable credit with solid underlying trends 7. Positive 2020 growth outlook and strong momentum Q4 2019 Financial Highlights 5

What makes SVB different:
Unparalleled access, connections & insights

The premier financial partner for the global innovation economy

Deep Sector Expertise

Enterprise Software	Life Sciences & Healthcare	Frontier Tech & Hardware
FinTech	Consumer Software	Energy & Resource Innovation

Comprehensive Solutions

Global Commercial Banking	Investment Banking (SVB Leerink)	Private Equity & Venture Capital
Fund Management (SVB Capital)	Private Banking & Wealth Management	Premium Wine

Leading Market Share



50%
U.S. venture-backed technology and life sciences companies



69%
U.S. venture-backed technology and healthcare companies with IPOs in 2019

The foundation for long-term, sustainable growth

Serving Key Growth Markets + **Deep Sector Expertise** + **Comprehensive Solutions** = **Continued Growth**

svb

Q4 2019 Financial Highlights 6

The power of SVB’s platform continues to drive robust client acquisition globally 1,100+ new clients in Q4’19 SVB CLIENT COUNT 35,000 30,000 25,000 20,000 Other Private Bank PE/VC 15,000 Shan-Lyn Ma (Founder and CEO, Zola) VC-Backed Silicon Valley Bank has helped Ma understand how 10,000 Zola fits in the larger context of e-commerce, and that has allowed her to develop new strategies for Pre- 5,000 VC-Backed growth. She adds, "We’ve been working with SVB for 0 a couple of years now and I have been blown away 2015 2016 2017 2018 2019 by how they anticipate our needs." Q4 2019 Financial Highlights 7

Healthy markets provide a positive operating environment US VC investment remains robust, Demand for VC investment supporting client liquidity remains robust US VC INVESTMENT FUNDS RAISED BY US VC FIRMS Billions Billions $140 $137 $58 $87 $46 $34 2017 2018 2019 2017 2018 2019 Record VC-backed exit values, exceeding PE investment activity $200B for the first time in a decade remains healthy US PE DEAL ACTIVITY US VC-BACKED EXIT VALUES Billions Billions $256 $730 $678 $130 $98 $629 2017 2018 2019 2017 2018 2019 Source: VC data - Pitchbook-NVCA 4Q 2019 Venture Monitor; PE data - Pitchbook 2019 Annual US PE Breakdown Q4 2019 Financial Highlights 8

Strong liquidity franchise continues to generate low-cost deposits and drive growth AVERAGE DEPOSITS $60.2 Billions $55.1 Q4’19 cost of deposits declined 7 bps QoQ $48.1 $42.7 $39.6 TOTAL COST OF DEPOSITS Noninterest- $38.8 $39.6 Bearing $35.2 SVB Deposits * $20.6 Top 50 US Banks Interest-bearing $16.3 0.89% 0.89% Deposits $7.5 $8.5 0.83% 2017 2018 2019 Column1 Q4'19 0.70% AVERAGE OFF-BALANCE SHEET CLIENT FUNDS $96.6 0.36% 0.38% $91.6 0.31% Billions 0.23% $75.1 $51.5 Q1'19 Q2'19 Q3'19 Q4'19 2017 2018 2019 Q4'19 Uniquely positioned to support balance sheet growth Client Relationships Flexibility New Products Technology and Life Science & Proven ability to drive funding on and Evolving product set to meet client Healthcare client liquidity drove 88% off balance sheet needs and optimize mix of client funds growth in 2019 * Source: S&P Global Market Intelligence average for the top 50 US banks by asset size, as of each quarter end; 15 of the top 50 banks have reported cost of deposits for Q4’19 as of 1/22/20 Q4 2019 Financial Highlights 9

Continued strong loan growth from highest-quality loan categories is improving our risk profile Capital call and private bank lending driving loan growth – now 65% of total average loans Commitments for technology, healthcare & life science +6% QoQ AVERAGE LOAN BALANCES TOTAL NET LOSSES SINCE INCEPTION Billions $32.0 $29.9 $25.6 Other $21.2 Wine $0 $17M Tech/HC & Life Science PRIVATE EQUITY PRIVATE BANK Private Bank CAPITAL CALL LINES LOANS PE/VC 2017 2018 2019 _ Q4'19 Q4 loan yields impacted by lower rates, market environment and mix shift 0.07%* 5.24% (0.26%) (0.04%) (0.08%) (0.01%) 4.92% Q3'19 Loan Yield Fed Fund Rate LIBOR Rate Prepayment Market Mix Shift Q4'19 Loan Yield Impact Impact Fees* Environment * $8M increase in loan prepayment fees from early-payoffs Q4 2019 Financial Highlights 10

Healthy growth in fixed-income securities portfolio; yields holding steady Growing NII and managing asset sensitivity lower while preserving capital and liquidity AVERAGE FIXED-INCOME AVERAGE CASH & EQUIVALENTS INVESTMENT SECURITIES Billions Billions $6.6 $5.9 $24.8 $26.7 $27 $22.4 $24.3 $22 $17 $3.1 $2.8 2.36% 2.58% 2.58% Tax-effected $12 1.88% Fixed-Income $7 Yield $2 ($3) 2017 2018 2019 Column2 Q4'19 2017 2018 2019 Column2 Q4'19 Target average cash balances of $3.5-$5.0B, Q4 ACTIVITY Actual balances dependent on timing of fund flows $2.1B 2.08% 3.9 years $393M -$562M NEW PURCHASES NEW PURCHASE YIELDS PORTFOLIO DURATION UNREALIZED GAIN REDUCTION US Treasuries & Agency MBS Accretive to NII +0.5 years QoQ IN AVERAGE CASH 2020 portfolio yields expected to remain relatively stable Q4 2019 Financial Highlights 11

Outstanding balance sheet growth offset the impact of rate declines on NII in Q4’19 NET INTEREST INCOME NET INTEREST MARGIN Millions $27.9 0.05% $8.0 $536.8 3.34% ($12.6) (0.08%) 0.01% $523.6 (0.04%) ($3.4) ($6.7) (0.02%) 3.26% Q3'19 Fed Funds LIBOR Prepayment Market Balance Sheet Q4'19 Q3'19 Fed Funds LIBOR Prepayment Market Balance Sheet Q4'19 NII Rate Impact Rate Impact Fees Environment Growth NII NIM Rate Impact Rate Impact Fees Environment Growth NIM LEVERS TO MITIGATE DECLINING RATES REDUCED ASSET DEPOSIT PRICING GROWTH SENSITIVTY* STRATEGY 13% 8.5% 50-70% Average interest earning asset growth Asset sensitivity Deposit beta (2019 vs. 2018) as of 12/31/19 *Our target for asset sensitivity is ~10%. Management’s sensitivity analysis is based on the expected 12-month impact of a 100 basis point rate shock on net interest income. This is an estimate and is subject to assumptions; actual results may differ. Additional information will be included in our 2019 Form 10-K report. Q4 2019 Financial Highlights 12

Strong execution, client engagement and product penetration drove strong fee income growth Q4’19 growth across most core fee products Exits and fundraising driving warrants and investment securities gains • Record quarters for FX and credit cards WARRANTS, INVESTMENT Client investment fees impacted by lower interest rates $224 • SECURITIES GAINS, NET OF NCI* Millions Add$139 CAGR $138 CORE FEE INCOME* $90 Millions $89 $47 $642 Warrants $55 $86 Investment $50 $31 Securities $35 $16 $516 $159 2017 2018 2019 Q4'19 $139 FY’19 SVB Leerink revenues $379 $119 exceeded our expectations Foreign Exchange Fees $116 $94 $182 Credit Card Fees $77 $130 $168 Add CAGR Client Investment Fees $56 $74M $252M $89 $42 $76 Deposit Service Charges $59 $32 Q4’19 FY 2019 $45 Lending Related Fees $24 LEERINK REVENUES LEERINK REVENUES LOC Fees (vs. $51M in Q3’19) 2017 2018 2019 Q4'19 * Non-GAAP financial measure. See “use of non-GAAP Financial Measures” in our earnings release for more information. Q4 2019 Financial Highlights 13

Revenue-driven incentives, continued investments for growth and non-routine items drove higher costs



NON-INTEREST EXPENSE
Billions
Core Efficiency Ratio*
Revenue
Expense
54.3%
48.1%
48.1%
53.8%
$2.0
$1.0
$2.6
$1.2
$3.3
$1.6
$0.8
$0.5
2017
2018
2019
Q4'19

- Q4'19 expense increased by $69M (18%) driven primarily by:
  - $28M in higher incentive compensation expense, mostly related to strong SVB Leerink revenues
  - $14M in increased spend to support our digital banking and scalability efforts
  - $13M related to higher non-routine compensation costs and software impairment
- Q1 2020 expenses expected to decline to $430-$450M range, and to decline further in Q2 2020 without the impact of seasonal Q1 expenses
- 2020 expense growth guidance of high single digits

- We expect current investments will drive improved efficiency over time
- We will continue to invest in the digital client experience, geographic expansion, diversification of our business, and people and systems to better meet our clients' needs for speed, efficiency and agility
- Core efficiency ratio remains below long-term target range of mid-50s%

svb

* Core efficiency ratio excludes the impact of SVB Leerink and Net gains or losses from investment securities and equity warrant assets. This is a non-GAAP measure. See "use of non-GAAP Financial Measures" in our earnings release for more information.

Q4 2019 Financial Highlights 14

Credit remains stable with solid underlying trends PROVISION FOR CREDIT LOSSES • Q4’19 provision for credit losses of $17M driven primarily Millions by reserves for period-end loan growth $106M • ALLL decline to 0.91% due to improved credit quality of $92M $88M performing and non-performing portfolios • Estimated CECL Impact • Estimated increase in ALLL and unfunded credit Non-performing loans/total commitment reserves of 11% - 16% ($40-$60M pre-tax) gross loans 0.51% over current levels, which will be recorded to equity Net charge-offs/ 0.31% Average total 0.34% 0.31% ⁻ Expected increase to ALLL of 6-10 bps gross loans 0.27% $17M (annualized) 0.22% 0.24% • Estimated adoption adjustment driven by longer 0.18% forecast horizon due to longer technology and life 2017 2018 2019 Q4'19 science loan maturities, partially offset by lower risk, shorter duration of Private Equity capital call lines • Assuming stable economic conditions, we expect 2020 Growth in Private Equity capital call lines ALLL levels (post CECL adoption) to be between 0.95% and Private Bank continues to improve and 1.05% the risk profile of our loan portfolio • If economic conditions were to change, we would expect increased volatility in reserves going forward Q4 2019 Financial Highlights 15

We have levers to continue driving profitable growth in a changing rate environment Leveraging Strong Capital Leveraging Deposit Investments in and Liquidity Investments in Pricing Growth Position Scalability Continued investment in Use of products and Capital accretion Investments in geographic expansion pricing to reprice and provides optionality to people and systems shift excess deposits on invest or return capital to to enable continued Enhancement of digital or off balance sheet investors growth at lower cost experience to drive client over time acquisition and deepen relationships Diversification of business (investment banking, private banking, wealth management) We expect to deliver continued profitability and drive investment in our business in a lower rate environment Q4 2019 Financial Highlights 16

Positive 2020 outlook: expecting solid growth with continued investment in the future ASSUMPTIONS: • Continued healthy client liquidity and activity, • No changes to Fed Funds rate although not as strong as in 2019 • We would not expect our estimates for 2020 • Continued strong competition full-year NII growth or NIM to be materially • Stable credit overall impacted by the 2020 rate decrease implied by • Stable economic conditions the Forward Curve as of 1/23/20 BUSINESS DRIVER OUTLOOK (%): 2020 vs. 2019 Average loans Low teens Average deposits Mid-teens Net interest income Low single digits Net interest margin Between 3.10% – 3.20% ALLL/gross loans Between 0.95% – 1.05% 1 Net loan charge-offs Between 0.20% – 0.40% Non-performing loans/gross loans Between 0.30% – 0.50% Core fee income 2 Low double digits Non-interest expense 2,3 High single digits Core fee income 2 with investment banking High single digits Tax rate Between 26% and 28% 1. This range reflects the adoption of CECL in Q1 2020. 2. This is a non-GAAP measure. See “use of non-GAAP Financial Measures” in our earnings release for more information. 3. This excludes expenses related to NCI. Q4 2019 Financial Highlights 17

Final thoughts 1. We believe our global access, networks and insights will continue to differentiate us 2. We have strong capital and liquidity, the fuel for growth and flexibility 3. We have a diversified balance sheet, with 79% of assets* in high-quality investments and low credit loss experience lending 4. We have managed asset sensitivity to ~10% target with the ability to take further action 5. We must continue to invest to serve clients in an intensely competitive market 6. We expect continued strong growth in 2020 * Based on cash, fixed income investment portfolio and PE/VC and Private Bank loan portfolios as of 12/31/19 Q4 2019 Financial Highlights 18

Important information regarding forward-looking statements and use of non-GAAP financial measures The Company’s financial results for 2019 reflected in this presentation are unaudited. This document should be read in conjunction with the Company’s SEC filings. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including the general condition of the capital and equity markets, and IPO, M&A and financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in the levels of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variations from our expectations as to factors impacting the timing and level of employee share-based transactions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other equity securities, non-GAAP noninterest expense and non- GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Use of Non-GAAP Financial Measures” section in our latest earnings release filed as an exhibit to our Form 8-K on January 23, 2020, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section of the earnings release for more information. Q4 2019 Financial Highlights 19

About SVB Financial Group For more than 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial, investment and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at www.svb.com. SVB Financial Group is the holding company for all business units and groups © 2020 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB LEERINK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. Q4 2019 Financial Highlights 20